UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                   JANUARY 30, 1997
                 (Date of Report [Date of earliest event reported]:)

                          FIRST OF AMERICA BANK CORPORATION
                  (Exact name of registrant as specified in charter)
                         As Servicer and Co-Originator of the
                      First of America Credit Card Master Trust

                                       MICHIGAN
            (State or other jurisdiction of incorporation or organization)

                                       1-10534
                                (Commission File No.)

                                      38-1971791
                         (I.R.S. Employer Identification No.)

                                211 SOUTH ROSE STREET
                                 KALAMAZOO, MICHIGAN
                       (Address of principal executive offices)

                                        49007
                                      (Zip Code)

                                    (616) 376-9000
                 (Registrant's telephone number, including area code)

                                    NOT APPLICABLE
                 (Former name, former address and former fiscal year,
                            if changed since last report.)

Item 5. Other Events

(1) On January 28, 1997, First of America Bank Corporation ("First of America") issued a news release announcing the placement of $150 million of fixed rate capital securities through First of America Capital Trust I, a newly formed Delaware business trust, controlled by First of America Bank Corporation. The text of the news release follows.